UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

ENZON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36435 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

20 Commerce Drive (Suite 135), Cranford, New Jersey (Address of principal executive offices)	07016 (Zip Code)

(732) 980-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2024 annual meeting of stockholders (the “Annual Meeting”) of the Company was held on September 26, 2024. At the Annual Meeting, the Company’s stockholders voted on the following matters as described in the Company’s proxy materials: (1) the election of three directors, each for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified, (2) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officer, and (4) to ratify an amendment to the Rights Agreement by and between us and Continental Stock Transfer & Trust Company, to extend the Final Expiration Date (as defined in the Rights Agreement) to the close of business on March 31, 2025. A total of 58,112,406 shares of common stock were present or represented by proxy at the Annual Meeting, representing approximately 78% of the total shares of common stock entitled to vote. As such, a quorum was present.

The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.	Election of Directors - The Company’s stockholders elected each of the following individuals as a director of the Company, as set forth below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jordan Bleznick	41,175,630	2,051,893	13,351	14,871,532
Jaffery (Jay) A. Firestone	41,188,207	2,039,316	13,351	14,871,532
Randolph C. Read	41,174,958	2,052,565	13,351	14,871,532

2.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 - This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions
53,959,627	3,918,329	234,450

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officer - This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,016,641	2,122,635	101,598	14,871,532

4.	Ratification of an amendment to the Rights Agreement by and between us and Continental Stock Transfer & Trust Company to extend the Final Expiration Date (as defined in the Rights Agreement) to the close of business on March 31, 2025 - This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,563,051	1,998,374	679,449	14,871,532

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)
Date: October 1, 2024
	By:	/s/ Richard L. Feinstein
	Name:	Richard L. Feinstein
	Title:	Chief Executive Officer, Chief Financial Officer and Secretary